Exhibit 10.11

EXECUTION VERSION

REGISTRATION AND VOTING RIGHTS AGREEMENT

This Registration and Voting Rights Agreement (the “Agreement”) is made and entered into as of March 31, 2015 among aTyr Pharma, Inc., a Delaware corporation (the “Corporation”), and the Holders named in Schedule A hereto.

R E C I T A L S

WHEREAS, the Corporation, the holders of Series A Preferred Stock, the holders of Series B Preferred Stock, the holders of Series B-2 Preferred Stock, the holders of Series C Preferred Stock and the holders of Series D Preferred Stock are parties to that certain Fourth Amended and Restated Registration Rights Agreement, dated as of April 8, 2013 (the “Prior Registration Rights Agreement”); and

WHEREAS, concurrently herewith, the Corporation and the Holders (as herein defined) are entering into a Stock Purchase Agreement (as amended from time to time and including all exhibits, attachments and appendices thereto, the “Series E Purchase Agreement”). The execution and delivery of this Agreement is a condition precedent to the Holders’ obligations under the Series E Purchase Agreement.

NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

ARTICLE I

DEFINITIONS

Unless otherwise defined herein, capitalized terms used herein and not defined shall have the same meaning as provided in the Purchase Agreement.

In addition, the following terms shall have the meanings set forth in this Article I:

“Affiliate” means, with respect to any person, any other person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified person, including, without limitation, any direct or indirect subsidiary of such person that is at least 50% controlled by such person, general partner, officer, director or manager of such person and any venture capital or other investment fund now or hereafter existing that is controlled by one or more general partners or managing members of, or is under common investment management with, such person and any mutual fund, pension fund, pooled investment vehicle or institutional separate account advised by the same or affiliated registered investment advisor.

“Agreement” has the meaning given such term in the Recitals.

“Baker” means Baker Brothers Life Sciences, L.P. and 667, L.P.

“Capital Securities” means, as to any Person that is a corporation, the authorized shares of such Person’s capital stock, including all classes of common, preferred, voting and nonvoting capital stock, and, as to any Person that is not a corporation or an individual, the ownership interests in such Person, including, without limitation, the right to share in profits and losses, the right to receive distributions of cash and property, and the right to receive allocations of items of income, gain, loss, deduction and credit and similar items from such Person, whether or not such interests include voting or similar rights entitling the holder thereof to exercise control over such Person.

“Commission” means the U.S. Securities and Exchange Commission or any successor governmental agency that administers the Securities Act and the Exchange Act.

“Commission Form S-3” has the meaning specified in Section 2.1(b).

“Common Stock” means the Common Stock, par value $.001 per share, of the Corporation, as constituted on the date hereof, any shares of the Corporation’s capital stock into which such Common Stock shall be changed, and any shares of the Corporation’s capital stock resulting from any reclassification of such Common Stock or recapitalization of the Corporation.

“Common Stock Equivalents” means any options, warrants or other securities or rights convertible into or exercisable or exchangeable for, whether directly or following conversion into or exercise or exchange for other options, warrants or other securities or rights, shares of Common Stock.

“Conversion Stock” means Common Stock issued or issuable upon the conversion of shares of the Corporation’s Preferred Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute thereto, and the rules and regulations of the Commission promulgated from time to time thereunder, all as the same shall be in effect at the time.

“Holders” means, collectively, (i) the Persons named in Schedule A hereto, (ii) any other Person holding Registrable Securities to whom any such Person assigns the registration rights contemplated hereby pursuant to Article VII of this Agreement and in the case of (i) or (ii) provided such Person signs a counterpart to this Agreement.

“Incidental Registration” has the meaning specified in Section 2.2.

“Incidental Registration Cutback” has the meaning specified in Section 2.2(b) of this Agreement.

“Indemnified Parties” has the meaning specified in Section 5.1 of this Agreement.

“Indemnifying Party” has the meaning specified in Section 5.1 of this Agreement.

“Liquidation Event” means (i) any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, (ii) a merger or consolidation of the Corporation into or with any other Person or Persons in a single transaction or a series of related transactions in which the stockholders of the Corporation immediately prior to such merger, consolidation, transaction or first of such related series of transaction possess less than fifty percent (50%) of the surviving entity’s issued and outstanding voting Capital Securities immediately after such merger, consolidation, transaction or related series of such transactions, (iii) a transaction or series of related transactions in which a Person, entity or group unrelated to the Corporation acquires Capital Securities representing more than 50% of the outstanding voting power of the Corporation, or (iv) a sale of all or substantially all of the Corporation’s assets to any Person (including indirectly by the grant of an exclusive license or licenses to all or substantially all of the Corporation’s intellectual property). Notwithstanding the foregoing, the Corporation’s initial public offering of equity securities or any conversion of Preferred Stock to Common Stock pursuant to the Corporation’s Amended and Restated Certificate of Incorporation as then in effect, after which the stockholders of the Corporation as of immediately prior to such event continue to maintain an ownership interest in the Corporation as of immediately after such event, or the sale by the Corporation of Capital Securities for bona fide capital raising purposes, shall not be a “Liquidation Event”.

“Participating Investor” means Sofinnova and Baker.

“Person” or “person” shall mean an individual, partnership, corporation, limited liability company, association, trust, joint venture, unincorporated organization and any government, governmental department or agency or political subdivision thereof.

“Preferred Stock” means, collectively, shares of the Series A Preferred Stock, Series B Preferred Stock, Series B-2 Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

“Registrable Securities” means the following (in each case as adjusted for stock splits, recapitalizations and other similar events): (i) the Conversion Stock; (ii) any Common Stock or other securities issued or issuable on conversion of or otherwise with respect to the Conversion Stock (including pursuant to any stock split, stock dividend, recapitalization, or similar event); (iii) any shares of Common Stock acquired by any Holder after the date hereof including upon the exercise of warrants, and (iv) securities issued in replacement or exchange of any Conversion Stock or securities issued in clauses (i), (ii) or (iii) above; provided, however, that any and all shares described in clauses (i)-(iv) above shall cease to be Registrable Securities upon their sale pursuant to a registration statement under the Securities Act.

“Registration Expenses” means all expenses incident to the Corporation’s performance of or compliance with this Agreement in connection with each Requested Registration or Incidental Registration, including, without limitation, all registration, filing, listing and Financial Industry Regulatory Authority (“FINRA”) fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, all messenger and delivery expenses, any transfer taxes, the fees and expenses of the Corporation’s legal counsel and independent public accountants, the reasonable fees and disbursements up to a maximum of $75,000 of one counsel for all Holders participating in each such registration, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities; provided, however, that Registration Expenses shall not include underwriting discounts and commissions.

“Requested Registration” has the meaning specified in Section 2.1(b) of this Agreement.

“Requested Registration Cutback” has the meaning specified in Section 2.1(c) of this Agreement.

“Required Amount” means, as to a Participating Investor, at least 50% of the shares of Series E Preferred Stock purchased by such Participating Investor in connection with the Initial Issuance (as adjusted for stock splits, recapitalizations and other similar events), or at least 50% of the shares of Common Stock issued upon conversion of such shares of Series E Preferred Stock (as adjusted for stock splits, recapitalizations and other similar events).

“Requisite Stockholders” means the holders of a majority of the issued and outstanding shares of Series B-2 Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and any Common Stock issued upon conversion of such shares of Preferred Stock, voting together as a single class on an as-if-converted to Common Stock basis.

“S-1 Registration” has the meaning specified in Section 2.1(a) of this Agreement.

“S-1 Registration Notice” has the meaning specified in Section 2.1(a) of this Agreement.

“S-1 Registration Request” has the meaning specified in Section 2.1(a) of this Agreement.

“S-3 Registration” has the meaning specified in Section 2.1(b) of this Agreement.

“S-3 Registration Notice” has the meaning specified in Section 2.1(b) of this Agreement.

“S-3 Registration Request” has the meaning specified in Section 2.1(b) of this Agreement.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute thereto, and the rules and regulations of the Commission promulgated from time to time thereunder, all as the same shall be in effect at the time.

“Series A Preferred Stock” shall mean the Series A Preferred Stock of the Corporation, par value $.001 per share.

“Series B Preferred Stock” shall mean the Series B Preferred Stock of the Corporation, par value $.001 per share.

“Series B-2 Preferred Stock” shall mean the Series B-2 Preferred Stock of the Corporation, par value $.001 per share.

“Series C Preferred Stock” shall mean the Series C Preferred Stock of the Corporation, par value $.001 per share.

“Series D Preferred Stock” shall mean the Series D Preferred Stock of the Corporation, par value $.001 per share.

“Series E Preferred Stock” shall mean the Series E Preferred Stock of the Corporation, par value $.001 per share.

“Sofinnova” means Sofinnova Venture Partners IX, L.P.

“Subscription Agreements” has the meaning specified in the Recitals hereto.

“Underwriter’s Maximum Number” has the meaning specified in Section 2.1(c) of this Agreement.

ARTICLE II

REGISTRATIONS

SECTION 2.1. Requested Registrations.

(a) Registrations on Form S-1.

(i) Request for S-1 Registration. Subject to Section 2.1(a)(ii), if at any time beginning on the earlier of (i) March 31, 2019 and (ii) 180 days following the effective date of the Corporation’s initial public offering of equity securities, the Corporation shall receive a written request from the Requisite Stockholders (an “S-1 Registration Request”) that the Corporation effect the registration under the Securities Act of all or any portion of the Registrable Securities (an “S-1 Registration”), then the Corporation shall (x) promptly, and in any event within 10 days, give written notice of the proposed registration to all other Holders (“S-1 Registration Notice”), and (y) use its best efforts to effect the registration under the Securities Act of the Registrable Securities that the Corporation has been so requested to register on behalf of the Holder(s) and any Holder joining in such request (as is specified in a written request by each such Holder received by the Corporation within 20 days after delivery of the S-1 Registration Notice) in accordance herewith within sixty (60) days after the receipt of the S-1 Registration Request. Subject to Section 2.1(c), the Corporation may include in such S-1 Registration other securities of the Corporation for sale, for the Corporation’s account or for the account of any other person.

(ii) Limitations on S-1 Registrations.

(1) Offering Price Limitation. The Corporation shall not be obligated to effect an S-1 Registration pursuant to this Section 2.1(a) unless the anticipated aggregate offering price of the Registrable Securities to be sold pursuant thereto is at least $10,000,000;

(2) Limitation on the Number of S-1 Registrations. The Corporation shall not be obligated to effect more than two (2) S-1 Registrations hereunder provided each such registration has been declared or ordered and kept effective for the time period indicated in Article III(a)(iii) below and provided, however, that if the Corporation is not entitled to use Commission Form S-3 due to the Corporation’s failure to comply with its filing obligations under the Exchange Act, the Holders shall be entitled to additional S-1 Registrations under Section 2.1(a) notwithstanding the foregoing limitation.

(3) Alternative S-3 Registration. The Corporation shall, if permitted by law, effect any registration requested under Section 2.1(a) by the filing of a registration statement on Commission Form S-3 pursuant to Section 2.1(b), provided, however, that any such registration conducted pursuant to Form S-3 shall not count towards the limit on registration requests provided in Section 2.1(a)(ii)(2) above.

(4) Recent Registration Limitation. If the Corporation has effected a Requested Registration within the preceding 180 days and such registration has been declared or ordered effective, the Corporation shall have the right to defer such requested registration for a period of not more than ninety (90) days after receipt of the request of the Holders, provided that such right to delay a requested registration shall be exercised by the Corporation not more than once in any twelve (12)-month period.

(5) Delay Limitation. If the Corporation shall furnish to Holders requesting the S-1 Registration, a certificate signed by the Corporation’s Chief Executive Officer or Chairman of the Board of Directors stating that in the good faith judgment of the Board of Directors of the Corporation such registration at the time requested would be materially detrimental to the Corporation and its stockholders for such S-1 Registration to be effected at such time in which event the Corporation shall have the right to defer such requested registration for a period of not more than ninety (90) days after receipt of the request of the Holders, provided that such right to delay a request shall be exercised by the Corporation not more than once in any twelve (12)-month period.

(6) Simultaneous Corporation Registration Limitation. During the period starting with the date of the filing of, and ending on a date one hundred eighty (180) days following the effective date of, a registration on Form S-1 pertaining to the initial public offering of securities of the Corporation, the Corporation shall not be obligated to effect a registration under this Section 2.1 unless otherwise consented to by the underwriter of such offering and only if the Corporation is actively employing in good faith all reasonable efforts to cause such registration statement to become and remain effective.

(7) Termination. The right to request an S-1 Registration shall terminate on the seventh anniversary of the Corporation’s initial public offering of its securities.

(b) Registrations on Form S-3.

(i) Request for S-3 Registration. Subject to Section 2.2(b)(ii), if at any time after the Corporation is a registrant entitled to file a registration statement on Form S-3 or any successor or similar short-form registration statement promulgated by the Commission (collectively, “Commission Form S-3”), the Corporation shall receive a written request from Holders of at least ten percent (10%) of the Registrable Securities then outstanding (an “S-3 Registration Request”) that the Corporation effect the registration under the Securities Act of all or part of the Registrable Securities (an “S-3 Registration”, and together with S-1 Registration, a “Requested Registration”), then the Corporation shall (x) promptly, and in any event within 10 days, give written notice of the proposed registration to all other Holders (an “S-3 Registration Notice”), and (y) use its best efforts to effect the registration under the Securities Act of the Registrable Securities that the Corporation has been so requested to register on behalf of the requesting Holder(s) and any Holder joining in such request (as is specified in a written request by each such Holder received by the Corporation within 15 days after delivery of the S-3 Registration Notice) in accordance herewith within thirty (30) days after receipt of the S-3 Registration Request. Subject to Section 2.1(c), the Corporation may include in such S-3 Registration other securities of the Corporation for sale, for the Corporation’s account or for the account of any other person.

(ii) Limitations on S-3 Registrations.

(1) Offering Price Limitation. The Corporation shall not be obligated to effect an S-3 Registration pursuant to this Section 2.1(b) unless the anticipated aggregate offering price of the Registrable Securities to be sold pursuant thereto is at least $1,000,000; provided, however, that if the aggregate number of Registrable Securities held by the Holders have a fair market value of less than $1,000,000, the Holders of such Registrable Securities may request registration of such Registrable Securities so long as all Registrable Securities are requested to be registered.

(2) No Limitation on the Number of S-3 Registrations. Subject to the other limitations of this Section 2.1(b)(ii), there shall be no limitation on the number of S-3 registrations that the Corporation may be required to effect under this Section 2.1(b).

(3) Multiple Simultaneous S-3 Limitation. The Corporation shall not be obligated to keep effective at any one time more than three Commission Form S-3 registration statements in accordance with this Section 2.1(b), and if the Corporation is requested to effect an additional S-3 Registration at a time when it is keeping three such registration statements effective, it may delay effecting such S-3 Registration until it is no longer required in accordance with Article III(a)(iii) to keep effective one (or more) of the then effective Commission Form S-3 registration statements.

(4) Recent Registration Limitation. The Corporation shall not be obligated to effect an S-3 Registration pursuant to this Section 2.1(b) if the Corporation has effected a Requested Registration within the preceding 180 days, and such registration has been declared or ordered effective.

(5) Delay Limitation. If the Corporation shall furnish to Holders requesting the S-3 Registration, a certificate signed by the Corporation’s Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Corporation such registration at the time requested would be materially detrimental to the Corporation and its stockholders for such S-3 Registration to be effected at such time, in which event the Corporation shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Holders, provided that such right to delay a request shall be exercised by the Corporation not more than once in any twelve (12)-month period.

(6) Termination. The rights to request an S-3 Registration shall terminate on the seventh anniversary of the Corporation’s initial public offering of its securities.

(c) Priority in Registration. If a Requested Registration is an underwritten offering, and the managing underwriters shall give written advice to the Holders and the Corporation that,

in their opinion, market conditions dictate that no more than a specified maximum number of securities (the “Underwriter’s Maximum Number”) could successfully be included in such registration within a price range acceptable to the Holders initiating the Requested Registration, then the Corporation shall be required only to include in such registration only such number of securities as is equal to the Underwriter’s Maximum Number (“Requested Registration Cutback”) and the Corporation and the Holders will participate in such offering in the following order of priority:

(i) First, there shall be included in such registration that number of Registrable Securities that the Holders shall have requested to be included in such offering up to the Underwriter’s Maximum Number; and

(ii) Second, the Corporation shall be entitled to include in such registration that number of securities that it proposes to offer and sell for its own account to the full extent of any remaining portion of the Underwriter’s Maximum Number.

In the event that a Requested Registration Cutback results in less than 50% of the Registrable Securities of Holders that were requested to be included in such registration actually being included in such registration, then (i) each requesting Holder will be entitled to include his, her or its pro rata share, calculated as the Underwriter’s Maximum Number, multiplied by a fraction, the numerator of which is the number of shares that such Holder requested to be included in such offering and the denominator of which is the total number of shares requested by Holders to be included in such registration and (ii) such registration shall not be counted for purposes of the limitations on requested registrations in Section 2.1(a)(ii)(2) above.

SECTION 2.2. Incidental Registrations.

(a) Incidental Registration. If the Corporation for itself or any of its security holders shall (except for registrations under Section 2.1(a)(i), which shall not be deemed registrations for the purposes of this Section 2.2) at any time or times after the date hereof undertake to register (including a Requested Registration pursuant to Section 2.1(b)) under the Securities Act any shares of its capital stock or other securities (other than (i) the registration of an offer, sale or other disposition of securities solely to employees of, or other persons providing services to, the Corporation, or any subsidiary pursuant to an employee or similar benefit plan or (ii) relating to a merger, acquisition or other transaction of the type described in Rule 145 under the Securities Act or a comparable or successor rule, registered on Form S-4 or similar or successor forms promulgated by the Commission), on each such occasion the Corporation will notify each Holder of such determination or request at least thirty (30) days prior to the filing of such registration statement, and upon the request of any Holder given in writing within twenty (20) days after the receipt of such notice, subject to Section 2.2(b), the Corporation shall use its best efforts as soon as practicable thereafter to cause any of the Registrable Securities specified by any such Holder to be included in such registration statement to the extent such registration is permissible under the Securities Act and subject to the conditions of the Securities Act (an “Incidental Registration”). If a Holder decides not to include all of its Registrable Securities in any Incidental Registration filed by the Corporation, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Incidental Registration as may be filed by the Corporation with respect to offerings of its securities, all upon the terms and conditions set forth herein. The Corporation shall have the right to terminate or withdraw any Incidental Registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Corporation in accordance with Section 2.3.

(b) Priority in Registration. If an Incidental Registration is an underwritten offering, and the managing underwriters shall give written advice to the Holders and the Corporation that, in their opinion, market conditions dictate that no more than the Underwriter’s Maximum Number could successfully be included in such registration, then the Corporation shall be required only to include in such registration only such number of securities as is equal to the Underwriter’s Maximum Number (“Incidental Registration Cutback”) and the Corporation and the Holders will participate in such offering in the following order of priority:

(i) First, subject to Section 2.2(b)(ii) below, the Corporation shall be entitled to include in such registration that number of securities that the Corporation proposes to offer and sell for its own account in such registration and that does not exceed the Underwriter’s Maximum Number; and

(ii) Second, the Corporation will be obligated and required to include in such registration that number of Registrable Securities that the Holders shall have requested to be included in such offering to the full extent of the remaining portion of the Underwriter’s Maximum Number; provided further, that the Corporation shall make at least thirty percent (30%) of the Underwriter’s Maximum Number available to Holders that have requested to include Registrable Securities.

In the event that an Incidental Registration Cutback results in less than all of the Registrable Securities of Holders that were requested to be included in such registration actually being included in such registration, then each requesting Holder will be entitled to include his, her or its pro rata share, calculated as the portion of the Underwriter’s Maximum Number available to Holders who requested to include shares in such offering, multiplied by a fraction, the numerator of which is the number of shares that such Holder requested to be included in such offering and the denominator of which is the total number of shares requested by Holders to be included in such registration.

SECTION 2.3. Expenses. The Corporation shall pay all Registration Expenses incurred in connection with all Incidental Registrations and all Requested Registrations effected in accordance with this Article II.

SECTION 2.4. Effective Registration Statement. A Requested Registration or an Incidental Registration effected pursuant to Section 2.1 or Section 2.2, respectively, shall not be deemed to have been effected unless the registration statement filed with respect thereto in accordance with the Securities Act has become effective with the Commission and kept effective in accordance with the provisions of Article III(a)(iii) below. Notwithstanding the foregoing, a registration statement will not be deemed to have become effective if (a) after it has become effective with the Commission, such registration is made subject to any stop order, injunction, or other order or requirement of the Commission or other governmental agency or any court proceeding for any reason other than a misrepresentation or omission by any Holder, or (b) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than solely by reason of some act or omission by any Holder.

SECTION 2.5. Jurisdictional Limitations. Notwithstanding anything in this Agreement to the contrary, the Corporation shall not be obligated to take any action to effect registration, qualification or compliance with respect to its Registrable Securities:

(a) In any particular jurisdiction in which the Corporation would be required to execute a general consent to service of process unless the Corporation is already subject to service in such jurisdiction and except as required by the Securities Act;

(b) That would require it to qualify generally to do business in any jurisdiction in which it is not already so qualified or obligated to qualify; or

(c) That would subject it to taxation in a jurisdiction in which it is not already subject generally to taxation.

ARTICLE III

REGISTRATION PROCEDURES

(a) Corporation Obligations. If and whenever the Corporation is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Article II, the Corporation, as expeditiously as possible and subject to the terms and conditions of Article II, will do the following:

(i) Prepare and file with the Commission the appropriate registration statement in the form requested by the required percentage of Holders, in the case of a Requested Registration, to effect such registration and use its diligent efforts to cause such registration statement to become and remain effective for the period set forth in Article III(a)(iii) below;

(ii) Permit any Holder who, in the reasonable judgment of the Corporation’s counsel, might be deemed to be an underwriter or a controlling person of the Corporation, to participate in the preparation of such registration statement (including making available for inspection by any such Person and any attorney, accountant or other agent retained by such Person, all financial and other records, pertinent corporate documents and all other information reasonably requested in connection therewith) and give to the Holders of Registrable Securities to be sold under such registration statement, the underwriters, if any, and their respective counsel and accountants, advance draft copies of such registration statement, each prospectus included therein or filed with the Commission at least five (5) business days prior to the filing thereof with the Commission, and any amendments and supplements thereto promptly as they become available, and will give each of them such access to its books and records and such opportunities to discuss the business of the Corporation with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders and such underwriters’ respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act;

(iii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or the expiration of 180 days after such registration statement becomes effective (such period of 180 days to be extended one day for each day or portion thereof during such period that such registration statement shall be subject to any stop order suspending the effectiveness of the registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction);

(iv) Furnish to the Holders participating in such registration without charge to the Holders, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the purchaser or any Holder of Registrable Securities to be sold under such registration statement may reasonably request;

(v) Use its best efforts to register or qualify all Registrable Securities covered by such registration statement under such other United States state securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities to be sold under such registration statement shall reasonably request, to keep such registration or qualification in effect for the time period set forth in Article III(a)(iii) hereof, and take any other action that may be reasonably necessary or advisable to enable the Holders who are participating in such registration to sell Registrable Securities in such jurisdictions;

(vi) Use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other United States state governmental agencies or authorities as may be necessary to enable the Holders who are participating in such registration to sell Registrable Securities as intended by such registration statement;

(vii) In the event of the issuance of any stop order suspending the effectiveness of the registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Corporation shall use its best efforts promptly to obtain the withdrawal of such order;

(viii) Use its best efforts to furnish to the Holders registering Registrable Securities under such registration statement:

(1) An opinion, dated the effective date of the registration statement, of the independent counsel representing the Corporation for the purposes of such registration,

addressed to the underwriters, if any, and to the Holders making such request, stating that such registration statement has become effective under the Securities Act and that:

(A) To the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act;

(B) The registration statement, the related prospectus, and each amendment or supplement thereto, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements and related schedules contained therein);

(C) To the knowledge of such counsel, as of the effective date, neither the registration statement, the prospectus, nor any amendment or supplement thereto (other than the financial statements and related schedules therein), contains any untrue statement of a material fact or omits a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(D) The descriptions in the registration statement or the prospectus, or any amendment or supplement thereto, of the securities to be registered, insofar as such description purports to constitute a summary of the terms of the securities to be registered, and the description of the underwriting, insofar as such description purports to describe the provisions of the laws and documents, which have been provided to counsel, directly pertaining to the underwriting are accurate and fairly present the information required to be shown; and

(E) Except as disclosed in the registration statement or other public filing made by the Corporation with the Commission, such counsel does not know of any pending legal or governmental proceedings to which the Corporation is a party or of which any property of the Corporation is the subject that, if determined adversely to the Corporation, would individually or in the aggregate have a material adverse effect on the then-correct or future consolidated financial position, stockholders’ equity or results of operation of the Corporation, nor of any contracts or documents or instruments of a character required to be described in the registration statement or prospectus, or any amendment or supplement thereto or to be filed as exhibits to the registration statement that are not described and filed as required (such opinion of counsel shall additionally cover such legal matters with respect to the registration in respect of which such opinion is being given as a majority in interest of Holders participating in such registration may reasonably request and may contain such qualifications and limitations as are customarily included in opinions of such sort); and

(2) A letter, dated the effective date of the registration statement, from the independent certified public accountants of the Corporation, addressed to the underwriters, if any, and to the Holders making such request, stating that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants, the financial statements and other financial data of the Corporation included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act (such letter from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as the Holders may reasonably request);

(ix) Immediately notify the Holders of Registrable Securities included in such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of its becoming aware of any event as result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Holders promptly prepare and furnish to the Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(x) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(xi) Provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

(xii) Use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which the same class of securities issued by the Corporation are then listed. or, if no such equity securities are then listed, apply for listing or quotation of the Registrable Securities on an exchange or quotation system selected by a majority in interest of Holders participating in such registration.

(b) Holder Obligations.

(i) The Corporation may require each Holder of Registrable Securities to be sold under such registration statement to furnish the Corporation with such information as it may reasonably request in writing (1) regarding such Holder’s proposed distribution of such securities and (2) as required in connection with any registration (including an amendment to a registration statement or prospectus), qualification or compliance referred to in this Article III. The Corporation agrees not to file or make any amendment to any registration statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus used in connection therewith, which refers to any seller of any Registrable Securities covered thereby by name, or otherwise identifies such seller as the holder of any Registrable Securities, without the prior written consent of such seller, such consent not to be unreasonably withheld, unless such disclosure is required by law, in which case the Corporation will notify such Holder of its intent to make such amendment or supplement as soon as possible, but in any event in advance of effecting such amendment or supplement.

(ii) Each Holder, by execution of this Agreement, agrees (1) that upon receipt of any notice from the Corporation, or upon such Holder’s otherwise becoming aware, of the happening of any event of the kind described in subdivision (a)(ix) of this Article III, such Holder will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the receipt by such Holder of the copies of the supplemented or amended prospectus contemplated by subdivision (a)(ix) of this Article III and, if so directed by the Corporation, will deliver to the Corporation all copies other than permanent file copies, then in possession of the Holders of the prospectus relating to such Registrable Securities current at the time of receipt of such notice and (2) that it will immediately notify the Corporation, at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which information previously furnished in writing by such Holder to the Corporation specifically for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In the event the Corporation or any such Holder shall give any such notice, the period referred to in subdivision (a)(iii) of this Article III shall be extended by a number of days equal to the number of days during the period from and including the date of the giving of notice pursuant to subdivision (a)(ix) of this Article III to and including the date when such Holder shall have received the copies of the supplemented or amended prospectus contemplated by subdivision (a)(ix) of this Article III.

ARTICLE IV

UNDERWRITTEN OFFERINGS

SECTION 4.1. Underwritten Offerings.

(a) Underwritten Offering. In connection with any underwritten offering pursuant to a registration requested under Section 2.1, the Corporation will enter into an underwriting agreement (and any other customary agreements) with the underwriters for such offering, such agreement to be in form and substance reasonably satisfactory to the Holders of a majority of the Registrable Securities to be included in such offering and to such underwriters in their reasonable judgment and to contain such representations and warranties by the Corporation and such other terms as are customarily contained in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Section 5.1. The Corporation will also take all such other actions as the participating Holders or the underwriters reasonably request in order to expedite or facilitate the disposition of Registrable Securities (including effecting a stock split or combination of shares and the participation of senior management in so-called “road shows” and similar events). Each Holder participating in such underwritten offering shall be a party to such underwriting agreement and may, at such Holder’s option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Corporation to and for the benefit of such underwriters shall also be made to and for the benefit of each such Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holder. No Holder participating in any such underwritten offering shall be required by the provisions hereof to make any representations or warranties to or agreements with the Corporation or the underwriters other than representations, warranties or agreements regarding such Holder and its intended method of distribution and any other representation required by law.

(b) Selection of Underwriters. Whenever a registration requested pursuant to Section 2.1 is for an underwritten offering, the Requisite Stockholders will have the right, but not the obligation, to select the managing underwriter to administer the offering.

SECTION 4.2. Holdback Agreements.

(a) Each Holder hereby agrees in connection with the Corporation’s initial public offering of equity securities not to effect (except as part of such underwritten registration in accordance with the provisions hereof or pursuant to a transaction exempt from registration (other than under Rule 144 or Rule 145 of the Securities Act)) any sale, distribution, short sale, loan, grant of options for the purchase of, or otherwise dispose of, any Registrable Securities held by such Holder prior to the effective date of such registration for such period as such managing underwriter requests, such period in no event to commence earlier than seven (7) days prior to, or to end more than 180 days after, the effective date of such registration. In addition, each holder of Registrable Securities agrees to execute and deliver to any managing underwriter (or, in the case of any offering that is not underwritten, an investment banker) in connection with such registration any lock-up letter requested of such Holder and in form and substance reasonably satisfactory to the Holder by such managing underwriter. Each Holder further agrees that the Corporation may instruct its transfer agent to place stop transfer notations in its records to enforce the provisions of this Section 4.2(a). The foregoing restrictions shall be conditioned on each officer, director of the Corporation and holder of one percent or more of the Corporation’s Common Stock or securities convertible or exchangeable for one percent or more of its Common Stock (determined in all instances on a fully diluted basis) being bound by substantially the same restrictions as are set forth above; provided that the lock-up letters entered into by Sofinnova and Baker may reflect modifications to certain transfer restrictions in connection with required filings under Section 13 or Section 16(a) of the Exchange Act.

(b) After receipt of notice of a Requested Registration pursuant to Section 2.1, the Corporation shall not initiate, without the consent of a majority in interest of Holders participating in such Requested Registration, a registration of any of its securities for its own account until 90 days after such registration has become effective or such registration has been terminated.

(c) Any discretionary waiver or termination of any of the restrictions included in Section 4.2(a) by the Corporation or the underwriters shall apply pro rata to all Holders subject to such agreements, based on the number of shares subject to such agreements.

ARTICLE V

INDEMNIFICATION AND CONTRIBUTION

SECTION 5.1. Indemnification.

(a) Indemnification by the Corporation. In the event of any registration under the Securities Act pursuant to Article II of any Registrable Securities covered by such registration, the Corporation will, to the extent permitted by law, and hereby does, indemnify and hold harmless each Holder of Registrable Securities to be sold under such registration statement, the partners, members, officers, directors, and stockholders of each such Holder, each such Holder’s legal counsel and independent accountants, each other person who participates as an underwriter in the offering or sale of such securities (if so required by such underwriter as a condition to including the Registrable Securities of the Holders in such registration) and each other person, if any, who controls any such Holder or any such underwriter within the meaning of the Securities Act or the Exchange Act (each an “Indemnified Party” and collectively, the “Indemnified Parties”), against any losses, claims, damages or liabilities, joint or several, to which any Indemnified Party may become subject under the Securities Act, the Exchange Act, any state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or any document incorporated therein by reference, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, or arise out of any violation by the Corporation of any rule or regulation promulgated under the Securities Act or state securities law applicable to the Corporation and relating to action or inaction required of the Corporation in connection with any such registration, and the Corporation will reimburse the Indemnified Parties for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 5.1(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Corporation (which consent shall not be unreasonably withheld; and provided, further, however that the Corporation shall not be liable to an Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Corporation in writing by such Indemnified Party specifically for use therein.

(b) Indemnification by the Holders. As a condition to including any Registrable Securities of any person or entity in any registration statement filed pursuant to Article II, each Holder of Registrable Securities, to the extent permitted by law, hereby agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 5.1 the Corporation), each director of the Corporation, each officer of the Corporation, each other person, if any, who controls the Corporation within the meaning of the Securities Act, any other Holder selling securities in such registration statement, and any controlling Person of any such other Holder, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if, and only if, such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Corporation directly by such Holder specifically for use therein; provided, however, that the indemnity agreement contained in this Section 5.1(b) shall not apply to amounts paid in settlement of any losses, claims, damages, liabilities or actions if such settlement is effected without the consent of the Holder; and provided, further, however, that the obligation of any Holder hereunder shall be limited to an amount equal to the net proceeds (after deduction of all underwriters discounts and commissions paid by such Holder) received by such Holder upon the sale of Registrable Securities sold in the offering covered by such registration, unless such liability arises out of or is based upon such Holder’s willful misconduct.

(c) Notices of Claims, etc. Promptly after receipt by an Indemnified Party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 5.1, such Indemnified Party will, if a claim in respect thereof is to be made against a party required to provide indemnification (an “Indemnifying Party”), give written notice to the latter of the commencement of such action, provided, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligation under the preceding subdivisions of this Section 5.1, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party’s reasonable judgment a conflict of interest between such Indemnified and indemnifying parties may exist in respect of such claim, the Indemnifying Party shall be entitled to participate in and to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No Indemnifying Party shall consent to entry of any judgment or enter into any settlement without the consent of the Indemnified Party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 5.1 (with appropriate modifications) shall be given by the Corporation and each holder of Registrable Securities included in any registration statement to each other and any underwriter, as applicable, with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

(e) Indemnification Payment. The indemnification required by this Section 5.1 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

(f) Survival of Obligations. The obligations of the Corporation and of the Holders under this Section 5.1 and Section 5.2 shall survive the completion of any offering of Registrable Securities under this Agreement.

SECTION 5.2. Contribution. If the indemnification provided for in Section 5.1 is unavailable or insufficient to hold harmless an Indemnified Party, then each Indemnifying Party shall contribute to the amount paid or payable to such Indemnified Party as a result of the losses, claims, damages or liabilities referred to in Section 5.1 an amount or additional amount, as the case may be, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party or parties, on the one hand, and the Indemnified Party, on the other, in connection with the statements or omissions which resulted in such losses, claims, demands or liabilities as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or parties, on the one hand, or the Indemnified Party, on the other, and the parties’ relative, intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid to an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 5.2 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim which is the subject of this Article V. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Any amounts paid or payable pursuant to this Section 5.2 shall be limited to an amount equal to the net proceeds (after deduction of all underwriters discounts and commissions paid by such Person) received by such Person upon the sale of Registrable Securities sold in the offering covered by the applicable registration.

ARTICLE VI

CORPORATION COVENANTS

SECTION 6.1. Covenants Relating to Rule 144; Reports Under The Exchange Act. With a view to (a) making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of securities of the Corporation to the public without registration after such time as a public market exists for the Common Stock of the Corporation or (b) causing the Corporation to be and remain eligible to file a registration on Commission Form S-3, the Corporation agrees to do the following:

(i) To make and keep public information available in accordance with Rule 144 under the Securities Act at all times after the effective date of the first registration under the Securities Act filed by the Corporation for an offering of its securities to the general public;

(ii) To take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Commission Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Corporation for the offering of its securities to the general public is declared effective;

(iii) To use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Corporation under the Securities Act and the Exchange Act, as amended (at any time after it has become subject to such reporting requirements);

(b) So long as a Holder owns any Registrable Securities, to furnish to such Holder forthwith upon request a written statement by the Corporation as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Corporation for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements) and a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents of the Corporation as an Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing an Holder to sell any such securities without registration; and

(i) The Corporation shall use its best efforts to take any action necessary to maintain its eligibility to utilize Commission Form S-3 to permit resales as requested by the Holders with respect to “Transactions Involving Secondary Offerings” as described in General Instruction I.B.3 of Commission Form S-3.

SECTION 6.2. Other Registration Rights. Except with the written consent of the Requisite Stockholders, the Corporation shall not grant to any Person any registration rights so long as any of the registration rights under this Agreement remain in effect.

SECTION 6.3. Right of First Offer.

(a) Right of First Offer. Subject to the terms and conditions of this Section 6.3 and applicable securities laws, if, after the one year anniversary of the date of the first issuance of shares of Series E Preferred Stock by the Corporation (the “Initial Issuance”), the Corporation proposes to offer or sell any new shares of Common Stock or any Common Stock Equivalents pursuant to a public offering by the Corporation registered under the Securities Act, including an initial public offering, for bona fide capital-raising purposes (the “New Securities”), the Corporation shall give written notice (the “Offer Notice”) to the Participating Investors stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the structure of the proposed offering or sale. By written notification to the Corporation within five (5) business days after the date of the Offer Notice (the “Exercise Period”), each Participating Investor may elect to purchase, upon the same terms and conditions as other purchasers in the offering or sale of the New Securities, up to that number of the New Securities as shall be equal to the number of New Securities multiplied by a percentage determined by dividing (x) the number of shares of Common Stock represented by the Common Stock and Common Stock Equivalents then owned by such Participating Investor by (y) the aggregate number of shares of Common Stock and Common Stock Equivalents then outstanding. Each Participating Investor shall be entitled to apportion the right of first offer hereby granted to it in such proportions as it deems appropriate, among itself and its Affiliates that are “accredited investors” within the meaning of Rule 501(a) under the Securities Act. At the Corporation’s reasonable request from time to time, each Participating Investor shall confirm in writing the number of securities it owns in the Corporation within three (3) business days of such request.

(b) Limitations. Notwithstanding the foregoing, the right of first offer in this Section 6.3 shall not be applicable to:

(i) securities offered pursuant to resale registration statements;

(ii) securities issued or issuable in exchange and as consideration in connection with a bona fide collaboration, partnering, joint venture, or licensing transaction involving the Corporation or any of its Affiliates;

(iii) securities issued or issuable in exchange and as consideration for the bona fide acquisition of another corporation or entity by the Corporation by consolidation, merger, purchase of all or substantially all of the assets, or other bona fide reorganization in which the Corporation acquires, in a single transaction or series of related transactions, all or substantially all of the assets of such other corporation or entity or fifty percent (50%) or more of the voting power of such other corporation or entity or fifty percent (50%) or more of the equity ownership of such other entity;

(iv) securities issuable upon conversion of or with respect to any then-previously-issued or outstanding securities;

(v) securities issued or issuable to the Corporation by any of the Corporation’s Affiliates;

(vi) securities issued or issuable in connection with financings by banks, financial institutions, venture debt financing entities or similar entities in the business of providing debt financing, or in connection with lines of credit, or in connection with royalty or other payment stream monetization transactions;

(vii) shares of Common Stock and/or Common Stock Equivalents issued or issuable for compensatory purposes to employees, officers, directors, contractors, vendors, advisors or consultants of the Corporation or any of its subsidiaries (whether or not issued pursuant to a Corporation equity incentive plan);

(viii) securities issued as a dividend, stock split or distribution on the Common Stock; and

(ix) any right, option or warrant to acquire any securities set forth in Section 6.2(b)(i)-(viii) above.

(c) Expiration.

(i) In the event the Participating Investor fails to exercise its right of first refusal within the Exercise Period for the entire amount of New Securities offered pursuant to Section 6.3(a) above, the Corporation shall have sixty (60) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within thirty (30) days from the date of such agreement) to sell the New Securities respecting which the Investor’s right of first refusal set forth in Section 6.3(a) was not exercised, upon terms no more favorable to the purchasers thereof than specified in the Offer Notice. In the event the

Corporation has not sold within such sixty (60) day period or entered into an agreement to sell the New Securities in accordance with the foregoing within such thirty (30) days, the Corporation shall not thereafter issue or sell any New Securities without first again offering such securities to the Participating Investors in the manner provided in this Section 6.3.

(ii) The right of a Participating Investor to purchase New Securities pursuant to this Section 6.3 shall terminate upon the earliest of (a) two years after the closing of the Corporation’s initial public offering, (b) three years after the Initial Issuance, (c) the time when such Participating Investor no longer holds its Required Amount, and (d) a Liquidation Event.

SECTION 6.4. Designation Rights.

(a) On or after the date of the closing of the Corporation’s initial public offering, at any time during which Baker does not have a designated representative then serving on the Board of Directors of the Corporation, Baker may, upon written notice to the Corporation (which notice shall indicate the number of securities it then owns in the Corporation), elect to cause, and the Corporation shall cause, its Board of Directors promptly to appoint one individual selected by Baker (the “Designated Director”) to the Board of Directors (and in the event the Corporation maintains a classified Board of Directors, the Designated Director shall be appointed to the director class that has the latest date of expiration of the applicable term as of the date of such appointment, subject to applicable law), and to nominate for election at each meeting of the stockholders of the Corporation at which members of the Corporation’s Board of Directors (or members of the applicable class of the Corporation’s Board of Directors, as the case may be) are elected and included within the slate of directors contained in the Corporation’s proxy statement, provided that such Designated Director meets the criteria that are reasonably acceptable to the nominating committee (or equivalent committee or the full Board, as applicable) of the Board of Directors of the Corporation, including the criteria as set forth in Section 6.4(e) hereof. The Corporation shall create a vacancy on the Board of Directors, if needed, to cause the Designated Director to be appointed or elected, as the case may be, to the Board of Directors pursuant to this Section 6.4(a).

(b) The Corporation shall have the right to block a Designated Director from serving on the Board of Directors or require that such Designated Director resign from the Board of Directors, if such Designated Director holds, or is nominated to hold, a management position or board seat at a company that the Board of Directors of the Corporation reasonably and in good faith determines directly competes with the Corporation.

(c) In the event the Designated Director is nominated for election at a meeting of the stockholders of the Corporation but is not elected by the stockholders, the Corporation’s obligations pursuant to this Section 6.4 shall terminate and the Corporation shall have no further obligations under this Section 6.4.

(d) During the time that Baker has a right to designate a director pursuant to this Section 6.4, in the event a vacancy is created by the death, disability, retirement, resignation or removal of a Designated Director (other than pursuant to Section 6.4(c)), Baker may upon written notice to the Corporation (which notice shall indicate the number of securities it then owns in the Corporation) appoint a new Designated Director to fill the resulting vacancy and the

Corporation shall cause such person to be promptly appointed to the Board of Directors (and in the event the Corporation maintains a classified Board of Directors, the new Designated Director shall be appointed to the director class that has the latest date of expiration of the applicable term as of the date of such appointment, subject to applicable law), and nominated for election at each meeting of the stockholders of the Corporation at which members of the Corporation’s Board of Directors (or members of the applicable class of the Corporation’s Board of Directors, as the case may be) are elected and included within the slate of directors contained in the Corporation’s proxy statement, provided that such new Designated Director meets the criteria that are reasonably acceptable to the nominating committee (or equivalent committee or the full Board, as applicable) of the Board of Directors of the Corporation, including the criteria as set forth in Section 6.4(e) hereof.

(e) Notwithstanding the foregoing, the rights of Baker to designate a director shall at all times be subject to applicable rules and published guidance of The NASDAQ Stock Market LLC, including, but not limited to, listing rule 5640 (or any successor rule), and any Corporation policies with respect to directors. The Designated Director must at all times be considered “independent” as determined in accordance with the rules of the NASDAQ Stock Market, LLC and the Commission.

(f) The right of Baker to designate a director pursuant to this Section 6.4 shall terminate upon the earliest of (i) two years after the earlier of the closing of the Corporation’s initial public offering, (ii) the time when Baker no longer holds its Required Amount, and (iii) a Liquidation Event (the “Termination Date”). For purposes of clarity, in the event the Designated Director’s term ends following the Termination Date, the Corporation shall be under no obligation to re-designate or otherwise nominate the Designated Director or any other director pursuant to this Section 6.4 following the Termination Date.

SECTION 6.5. Section 16 Matters. For so long as any Participating Investor has a representative on the Corporation’s Board of Directors, the Corporation shall take such reasonable and customary actions as may be required, in accordance with the procedures set forth in Rule 16b-3 promulgated under the Exchange Act, to cause any acquisition or deemed acquisition or disposition or deemed disposition of securities by such Participating Investor and its Affiliates pursuant to the transactions contemplated by the Series E Purchase Agreement, including as a result of any adjustments to the Conversion Price (as defined in the Corporation’s certificate of incorporation, as amended and/or restated on or after the date hereof), to be exempt from the provisions of Section 16(b) of the Exchange Act pursuant to Rule 16b-3 promulgated thereunder, provided that such Participating Investor acknowledges the “deputization” of its director representative on the Corporation’s Board of Directors.

ARTICLE VII

ASSIGNABILITY

This Agreement and all of the provisions hereof may be assigned, without the consent of the Corporation, by any Holder to, and shall inure to the benefit of, any purchaser, transferee or assignee of any shares of Registrable Securities (as adjusted for stock splits, recapitalizations, and other similar events) unless (i) the Holder is transferring less than five percent (5%) of the

Corporation’s capital stock held by such Holder, unless the transferee is a stockholder, partner or member (or former partner or member) of such Holder; (ii) the purchaser, transferee or assignee is a direct or indirect competitor of the Corporation as reasonably determined by a majority of the disinterested directors of the Corporation; or (iii) the Holder specifies otherwise in connection with particular transfers of Registrable Securities, and any such purchaser, transferee or assignee shall take shares of Registrable Securities subject to, and shall be bound by, the terms of this Agreement; provided in each instance that the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Agreement. However, the Corporation shall not be required to recognize any such purchaser, transferee or assignee as an “Holder” under this Agreement unless and until either (i) such person becomes the holder of record of Registrable Securities or (ii) the Corporation receives written notice of such purchase, transfer or assignment and (iii) such person executes and delivers to the Corporation a counter-part signature page to this Agreement.

ARTICLE VIII

MISCELLANEOUS

SECTION 8.1. Waivers and Amendments. The rights and obligations of the Corporation and all other parties hereto under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely) or amended if and only if such waiver or amendment is consented to in writing by the Corporation and by the Requisite Stockholders; provided, however, that this Agreement may not be amended and the observance of any term hereof may not be waived in a manner that would adversely affect the rights of one or more Holders (the “Adversely Affected Holder”) without the written consent of each Adversely Affected Holder, unless such amendment, termination, or waiver applies to all Holders in the same fashion; provided, however that no amendment, termination or waiver of Section 6.3 (or any of the defined terms as used therein) with respect to Baker shall be effective without the written consent of Baker and no amendment, termination or waiver of Section 6.3 (or any of the defined terms as used therein) with respect to Sofinnova shall be effective without the written consent of Sofinnova, and provided, further, that no amendment, termination or waiver of Section 6.4 (or any of the defined terms as used therein) will be effective without the written consent of Baker. Each Holder shall be bound by any amendment or waiver effected in accordance with this Section, whether or not such Holder has consented to such amendment or waiver. Upon the effectuation of each such waiver or amendment, the Corporation shall promptly give written notice thereof to the Holders who have not previously consented thereto in writing.

SECTION 8.2. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

SECTION 8.3. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement of the parties with regard to the subjects hereof and amends, restates and supersedes in their entirety all other or prior agreements, whether oral or written, with respect thereto (including, without limitation, the Prior Registration Rights Agreement). This Agreement constitutes consent of the Corporation and the Holders of at least sixty percent

(60%) of the issued and outstanding Series B-2 Preferred Stock and Series C Preferred Stock to the amendment and restatement of the Prior Registration Rights Agreement.

SECTION 8.4. Notices. All demands, notices, requests, consents and other communications required or permitted under this Agreement shall be in writing and shall be personally delivered or sent by facsimile machine (with a confirmation copy sent by one of the other methods authorized in this Section), reputable commercial overnight delivery service (including Federal Express and U.S. Postal Service overnight delivery service) or, deposited with the U.S. Postal Service mailed first class, registered or certified mail, postage prepaid, as set forth below:

If to the Corporation, addressed to:

aTyr Pharma, Inc.

3545 John Hopkins Court, Suite 250

San Diego, CA 92121

Attn: Chief Executive Officer

Fax: (858) 731-8394

with a copy to:

Goodwin Procter LLP

53 State Street

Boston, MA 02109

Attn: Kingsley L. Taft, Esq.

Fax: (617) 523-1231

If to any Holder, to it at its address specified on Schedule A, with a copy (which shall not constitute notice) to counsel, if any, specified on Schedule A.

Notices shall be deemed given upon the earlier to occur of (i) receipt by the party to whom such notice is directed; (ii) if sent by facsimile machine, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) such notice is sent if sent (as evidenced by the facsimile confirmed receipt) prior to 5:00 p.m. Eastern Time and, if sent after 5:00 p.m. Eastern Time, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) after which such notice is sent; (iii) on the first business day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) following the day the same is deposited with the commercial courier if sent by commercial overnight delivery service; or (iv) the fifth day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) following deposit thereof with the U.S. Postal Service as aforesaid. Each party, by notice duly given in accordance therewith may specify a different address for the giving of any notice hereunder.

SECTION 8.5. Governing Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware (without giving effect to any conflicts or choice of laws provisions thereof that would cause the application of the domestic substantive laws of any other jurisdiction).

SECTION 8.6. Consent To Jurisdiction.

(a) EACH OF THE PARTIES HERETO HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ALL STATE AND FEDERAL COURTS LOCATED IN DELAWARE, STATE, AS WELL AS TO THE JURISDICTION OF ALL COURTS TO WHICH AN APPEAL MAY BE TAKEN FROM SUCH COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS TO BRING ANY SUIT, ACTION OR OTHER PROCEEDING IN OR BEFORE ANY COURT OR TRIBUNAL OTHER THAN THE COURTS DESCRIBED ABOVE AND COVENANTS THAT IT SHALL NOT SEEK IN ANY MANNER TO RESOLVE ANY DISPUTE OTHER THAN AS SET FORTH IN THIS SECTION 8.6 OR TO CHALLENGE OR SET ASIDE ANY DECISION, AWARD OR JUDGMENT OBTAINED IN ACCORDANCE WITH THE PROVISIONS HEREOF.

(b) EACH OF THE PARTIES HERETO HEREBY EXPRESSLY WAIVES ANY AND ALL OBJECTIONS IT MAY HAVE TO VENUE, INCLUDING, WITHOUT LIMITATION, THE INCONVENIENCE OF SUCH FORUM, IN ANY OF SUCH COURTS. IN ADDITION, EACH OF THE PARTIES CONSENTS TO THE SERVICE OF PROCESS BY PERSONAL SERVICE OR ANY MANNER IN WHICH NOTICES MAY BE DELIVERED HEREUNDER IN ACCORDANCE WITH SECTION 8.4 OF THIS AGREEMENT.

SECTION 8.7. Equitable Remedies. The parties hereto agree that irreparable harm would occur in the event that any of the agreements and provisions this Agreement were not performed fully by the parties hereto in accordance with their specific terms or conditions or were otherwise breached, and that money damages are an inadequate remedy for breach of this Agreement because of the difficulty of ascertaining and quantifying the amount of damage that will be suffered by the parties hereto in the event that this Agreement is not performed in accordance with its terms or conditions or is otherwise breached. It is accordingly hereby agreed that the parties hereto shall be entitled to an injunction or injunctions to restrain, enjoin and prevent breaches of this Agreement by the other parties and to enforce specifically such terms and provisions of this Agreement, such remedy being in addition to and not in lieu of, any other rights and remedies to which the other parties are entitled to at law or in equity.

SECTION 8.8. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY VOLUNTARILY AND IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR OTHER PROCEEDING BROUGHT IN CONNECTION WITH THIS AGREEMENT, ANY OF THE RELATED AGREEMENTS, DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

SECTION 8.9. No Third Party Beneficiary. Except for Indemnified Parties that are not parties hereto, there are no third party beneficiaries of this Agreement.

SECTION 8.10. Expenses. In addition to the payment of the Registration Expenses set forth in Section 2.3, the Corporation hereby agrees to pay on demand all reasonable documented out-of-pocket fees, costs and expenses, including reasonable attorneys’ fees incurred by the Holder(s) in connection with the following: (a) the interpretation, proposed amendment, modification or enforcement of this Agreement, (provided, that the Corporation shall have no obligation to reimburse the Holder(s) for (i) expenses specifically excluded from the definition of “Registrable Securities” and (ii) expenses incurred in any enforcement action in which the Holder(s) are not the prevailing parties other than expenses payable pursuant to Section 5.2), and (b) any approvals, consents or waivers with respect to this Agreement.

SECTION 8.11. Addition of Holders. If the Corporation shall issue additional shares of Series E Preferred Stock, or if any holder of shares of Preferred Stock transfers shares of Preferred Stock, any such purchaser or transferee of such shares of Series E Preferred Stock or any other Preferred Stock may become a party to this Agreement (in the case of any transferee, subject to Article VII) by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed a “Holder” hereunder.

SECTION 8.12. Severability; Titles and Subtitles; Gender; Singular and Plural; Counterparts; Facsimile.

(a) In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

(b) The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

(c) The use of any gender in this Agreement shall be deemed to include the other genders, and the use of the singular in this Agreement shall be deemed to include the plural (and vice versa), wherever appropriate.

(d) This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together constitute one instrument.

(e) Counterparts of this Agreement (or applicable signature pages hereof) that are manually signed and delivered by facsimile transmission shall be deemed to constitute signed original counterparts hereof and shall bind the parties signing and delivering in such manner.

SECTION 8.13. Massachusetts Business Trust.

A copy of the Agreement and Declaration of Trust of Fidelity or any affiliate thereof is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the trustees of Fidelity or any affiliate thereof as trustees and not individually and that the obligations of this Agreement are not binding on any of the trustees, officers or stockholders of Fidelity or any affiliate thereof individually but are binding only upon Fidelity or any affiliate thereof and its assets and property.

SECTION 8.14. Aggregation of Stock. All shares of capital stock of the Corporation held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Registration and Voting Rights Agreement as of the day and year first above written.

CORPORATION

aTYR PHARMA, INC.

By:	/s/ John D. Mendlein
Name:	John D. Mendlein, Ph.D.
Title:	Executive Chairman and Chief Executive Officer

Signature Page To Registration and Voting Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Registration and Voting Rights Agreement as of the day and year first above written.

HOLDERS:

DOMAIN PARTNERS VIII, L.P.

By: One Palmer Square Associates VIII, L.L.C., Its General Partner

By:	/s/ Lisa A. Kraeutler
Name: Lisa A. Kraeutler
Title: Attorney-in-fact

DP VIII ASSOCIATES, L.P.

By: One Palmer Square Associates VIII, L.L.C., Its General Partner

By:	/s/ Lisa A. Kraeutler
Name: Lisa A. Kraeutler
Title: Attorney-in-fact

Signature Page To Registration and Voting Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Registration and Voting Rights Agreement as of the day and year first above written.

HOLDERS:

ROCK SPRINGS CAPITAL MASTER FUND LP

By: Rock Springs GP LLC Its: General Partner

By:	/s/ Graham McPhail
	Name:	Graham McPhail
	Title:	Managing Director
Rock Springs Capital
650 S. Exeter St., Suite 1070
Baltimore, MD 21202

Signature Page To Registration and Voting Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Registration and Voting Rights Agreement as of the day and year first above written.

HOLDERS:

667, L.P.

By: BAKER BROS. ADVISORS LP, management company and investment adviser to 667, L.P., pursuant to authority granted to it by Baker Biotech Capital, L.P., general partner to 667, L.P., and not as the general partner.

By:	/s/ Scott L. Lessing
Name: Scott L. Lessing
Title: President

BAKER BROTHERS LIFE SCIENCES, L.P.

By: BAKER BROS. ADVISORS LP, management company and investment adviser to Baker Brothers Life Sciences, L.P., pursuant to authority granted to it by Baker Brothers Life Sciences Capital, L.P., general partner to Baker Brothers Life Sciences, L.P., and not as the general partner.

By:	/s/ Scott L. Lessing
Name: Scott L. Lessing
Title: President

Signature Page To Registration and Voting Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Registration and Voting Rights Agreement as of the day and year first above written.

HOLDERS:

MARSHFIELD ADVISERS, LLC

By:	/s/ Scott Carman
Name: Scott Carman
Title: Head of Private Equity

Signature Page To Registration and Voting Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Registration and Voting Rights Agreement as of the day and year first above written.

HOLDERS:

ALTA PARTNERS VIII, L.P.

By: Alta Partners Management VIII, LLC, Its General Partner

By:	/s/ Larry Randall
Name: Larry Randall
Title: CFO

Signature Page To Registration and Voting Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Registration and Voting Rights Agreement as of the day and year first above written.

HOLDERS:

POLARIS VENTURE PARTNERS V, L.P.		POLARIS VENTURE PARTNERS FOUNDERS’ FUND V, L.P.

By:	Polaris Venture Management Co. V, L.L.C.,	By:	Polaris Venture Management Co. V, L.L.C.,
Its General Partner		Its General Partner

By:	/s/ William E. Bilodeau	By:	/s/ William E. Bilodeau
	Name:William E. Bilodeau		Name: William E. Bilodeau
	Title: Attorney-in-fact		Title: Attorney-in-fact

POLARIS VENTURE PARTNERS ENTREPRENEURS’ FUND V, L.P.		POLARIS VENTURE PARTNERS SPECIAL FOUNDERS’ FUND V, L.P.

By:	Polaris Venture Management Co. V, L.L.C.,	By:	Polaris Venture Management Co. V, L.L.C.,
Its General Partner		Its General Partner

By:	/s/ William E. Bilodeau	By:	/s/ William E. Bilodeau
	Name: William E. Bilodeau		Name: William E. Bilodeau
	Title: Attorney-in-fact		Title: Attorney-in-fact

Signature Page To Registration and Voting Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Registration and Voting Rights Agreement as of the day and year first above written.

HOLDERS:

DLA PIPER VENTURE FUND 2013, LLC

By:	DLA Piper LLP (US), Managing Member

By:	/s/ Randy Socol
Name: Randy Socol Title: Partner

DLA PIPER VENTURE FUND 2008, L.L.C.

By:	DLA Piper LLP (US), Managing Member

By:	/s/ Randy Socol
Name: Randy Socol Title: Partner

DLA PIPER VENTURE FUND 2011, LLC

By:	DLA Piper LLP (US), Managing Member

By:	/s/ Randy Socol
Name: Randy Socol Title: Partner

Signature Page To Registration and Voting Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Registration and Voting Rights Agreement as of the day and year first above written.

HOLDERS:

ECOR1 CAPITAL FUND, L.P.

By:	/s/ Oleg Nodelman
Name: Oleg Nodelman
Title: Managing Director, EcoR1 Capital, LLC

ECOR1 CAPITAL FUND QUALIFIED, L.P.

By:	/s/ Oleg Nodelman
Name: Oleg Nodelman Title: Managing Director, EcoR1 Capital, LLC

Signature Page To Registration and Voting Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Registration and Voting Rights Agreement as of the day and year first above written.

HOLDERS:

SOFINNOVA VENTURE PARTNERS IX, L.P.

By:	Sofinnova Management IX, L.L.C.,
Its General Partner

By:	/s/ Srinivas Akkaraju
Name: Srinivas Akkaraju, M.D., Ph.D.
Title: Managing Member

Signature Page To Registration and Voting Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Registration and Voting Rights Agreement as of the day and year first above written.

HOLDERS:

DEERFIELD PRIVATE DESIGN FUND III, L.P.

By:	Deerfield Mgmt III, L.P. General Partner
By: J.E. Flynn Capital III, LLC General Partner

By:	/s/ David J. Clark
Name: David J. Clark Title: Authorized Signatory

DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By:	Deerfield Mgmt, L.P. General Partner
By: J.E. Flynn Capital, LLC General Partner

By:	/s/ David J. Clark
Name: David J. Clark Title: Authorized Signatory

Signature Page To Registration and Voting Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Registration and Voting Rights Agreement as of the day and year first above written.

HOLDERS:

CHP II, L.P.

By:	CHP II Management, LLC Its General Partner

By:	/s/ John J. Park
Name: John J. Park Title: Managing Member

Signature Page To Registration and Voting Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Registration and Voting Rights Agreement as of the day and year first above written.

HOLDERS:

HOWARD & DENISE SCHWARTZ TR DTD 1/12/89

By:	/s/ Howard Schwartz
Name: Howard Schwartz Title: Trustee

Signature Page To Registration and Voting Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Registration and Voting Rights Agreement as of the day and year first above written.

HOLDERS:

THE SOCOL FAMILY TRUST U/T/D 7/6/04

By:	/s/ Randy Socol
Name: Randy Socol Title: Trustee

Signature Page To Registration and Voting Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Registration and Voting Rights Agreement as of the day and year first above written.

HOLDERS:

LONGFELLOW VENTURE PARTNERS

By:	/s/ George H. Conrades
Name: George H. Conrades Title: Managing Member

Signature Page To Registration and Voting Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Registration and Voting Rights Agreement as of the day and year first above written.

HOLDERS:

PAUL R. SCHIMMEL PROTOTYPE PSP

By:	/s/ Paul Schimmel
Name: Paul R. Schimmel Title: Trustee

Signature Page To Registration and Voting Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Registration and Voting Rights Agreement as of the day and year first above written.

HOLDERS:

SCHIMMEL REVOCABLE TRUST U/A DTD 9/6/2000

By:	/s/ Paul Schimmel
Name: Paul R. Schimmel
Title: Trustee

Signature Page To Registration and Voting Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Registration and Voting Rights Agreement as of the day and year first above written.

HOLDERS:

PAUL R. SCHIMMEL

/s/ Paul Schimmel
(Signature)

Signature Page To Registration and Voting Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Registration and Voting Rights Agreement as of the day and year first above written.

HOLDERS:

JOHN K. CLARKE

/s/ John K. Clarke
(Signature)

Signature Page To Registration and Voting Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Registration and Voting Rights Agreement as of the day and year first above written.

HOLDERS:

JOHN D. MENDLEIN, PH.D.

/s/ John D. Mendlein
(Signature)

Signature Page To Registration and Voting Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Registration and Voting Rights Agreement as of the day and year first above written.

HOLDERS:

FIDELITY SELECT PORTFOLIOS: BIOTECHNOLOGY PORTFOLIO		FIDELITY ADVISOR SERIES VII: FIDELITY ADVISOR BIOTECHNOLOGY FUND

By:	/s/ Stacie M. Smith	By:	/s/ Stacie M. Smith
	Name: Stacie M. Smith		Name: Stacie M. Smith
	Title: Authorized Signatory		Title: Authorized Signatory

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY FUND		FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND

By:	/s/ Stacie M. Smith	By:	/s/ Stacie M. Smith
	Name: Stacie M. Smith		Name: Stacie M. Smith
	Title: Authorized Signatory		Title: Authorized Signatory

VARIABLE INSURANCE PRODUCTS FUND III: GROWTH OPPORTUNITIES PORTFOLIO

By:	/s/ Stacie M. Smith
Name: Stacie M. Smith
Title: Authorized Signatory

Signature Page To Registration and Voting Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Registration and Voting Rights Agreement as of the day and year first above written.

HOLDERS:

SPHERA GLOBAL HEALTHCARE MASTER FUND

By:	/s/ Doron Breen
Name: Doron Breen
Title: Director

Signature Page To Registration and Voting Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Registration and Voting Rights Agreement as of the day and year first above written.

HOLDERS:

FEDERATED KAUFMANN SMALL CAP FUND, A PORTFOLIO OF FEDERATED EQUITY FUNDS

By:	/s/ Lawrence Auriana
Name: Lawrence Auriana Title: Vice President, Federated Global Investment Management, as attorney-in-fact for Federated Kaufmann Small Cap Fund, a portfolio of Federated Equity Funds

FEDERATED KAUFMANN FUND, A PORTFOLIO OF FEDERATED EQUITY FUNDS

By:	/s/ Lawrence Auriana
Name: Lawrence Auriana Title: Vice President, Federated Global Investment Management, as attorney-in-fact for Federated Kaufmann Small Cap Fund, a portfolio of Federated Equity Funds

FEDERATED KAUFMANN FUND II, A PORTFOLIO OF FEDERATED INSURANCE SERIES

By:	/s/ Lawrence Auriana
Name: Lawrence Auriana
Title: Vice President, Federated Global Investment Management, as attorney-in-fact for Federated Kaufmann Small Cap Fund, a portfolio of Federated Equity Funds

IN WITNESS WHEREOF, the parties hereto have executed this Registration and Voting Rights Agreement as of the day and year first above written.

HOLDERS:

SERIES VIII, A SERIES OF ASTRUM PARTNERSLLC

By:	Magnetar Financial LLC
Its:	Manager

By:	/s/ Anthony Fox
Name: Anthony Fox
Title: Chief Financial Officer – Funds Magnetar Financial LLC

Signature Page To Registration and Voting Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Registration and Voting Rights Agreement as of the day and year first above written.

HOLDERS:

T. Rowe Price Health Sciences Fund, Inc.

TD Mutual Funds – TD Health Sciences Fund

VALIC Company I – Health Sciences Fund

T. Rowe Price Health Sciences Portfolio

John Hancock Variable Insurance Trust –Health Sciences Trust

John Hancock Funds II – Health Sciences Fund

Each fund, several and not jointly

By:	T. Rowe Price Associates Inc., Investment Adviser

By:	/s/ Adam Poussard

Name:	Adam Poussard

Title:	Vice President

T. Rowe Price New Horizons Fund, Inc. T. Rowe Price New Horizon Trust T. Rowe Price U.S. Equities Trust Each fund, severally and not jointly

By:	T. Rowe Price Associates Inc., Investment Adviser

By:	/s/ Henry Ellenbogen

Name:	Henry Ellenbogen

Title:	Vice President

Address:

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 Attn: Andrew Baek, Vice President Phone: 410-345-2090 Email: Andrew_baek@troweprice.com

Signature Page To Registration and Voting Rights Agreement

Schedule A

List of Holders

Holder Names and Residence or Principal Place of Business

Fidelity Select Portfolios: Biotechnology Portfolio

Brown Brothers Harriman & Co.

525 Washington Blvd.

Jersey City, NJ 07310

Attn: Michael Lerman, 15th Floor

Corporate Actions

with a copy to:

Andrew Boyd

Fidelity Investments

82 Devonshire Street, V13H

Boston, MA 02109

Tel: 617-563-5144

Fax: 617-385-2818

Email: andrew.boyd@fmr.com

Fidelity Advisor Series VII:

Fidelity Advisor Biotechnology Fund

State Street Bank & Trust

P.O. Box 5756

Boston, MA 02206

Attn: Fidelity Advisor Series VII:

Fidelity Advisor Biotechnology Fund

with a copy to:

Andrew Boyd

Fidelity Investments

82 Devonshire Street, V13H

Boston, MA 02109

Tel: 617-563-5144

Fax: 617-385-2818

Email: andrew.boyd@fmr.com

Holder Names and Residence or Principal Place of Business

Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund

Ball & Co.

c/o Citibank N.A./Custody

IC&D Lock Box

P.O. Box 7247-7057

Philadelphia, PA 19170-7057

Account #: 206681

with a copy to:

Andrew Boyd

Fidelity Investments

82 Devonshire Street, V13H

Boston, MA 02109

Tel: 617-563-5144

Fax: 617-385-2818

Email: andrew.boyd@fmr.com

Fidelity Advisor Series I:

Fidelity Advisor Growth Opportunities Fund

BNY Mellon

Attn: Stacey Wolfe

525 William Penn Place, Rm 0400

Pittsburgh, PA 15259

with a copy to:

Andrew Boyd

Fidelity Investments

82 Devonshire Street, V13H

Boston, MA 02109

Tel: 617-563-5144

Fax: 617-385-2818

Email: andrew.boyd@fmr.com

Variable Insurance Products Fund III:

Growth Opportunities Portfolio

BNY Mellon

Attn: Stacey Wolfe

525 William Penn Place, Rm 0400

Pittsburgh, PA 15259

with a copy to:

Andrew Boyd

Fidelity Investments

82 Devonshire Street, V13H

Holder Names and Residence or Principal Place of Business

Boston, MA 02109

Tel: 617-563-5144

Fax: 617-385-2818

Email: andrew.boyd@fmr.com

CHP II, L.P.

230 Nassau Street

Princeton, NJ 08542

Fax: (609) 683-0174

Attention: John Clarke

Paul Schimmel Prototype PSP

Schimmel Revocable Trust U/A Dtd 9/6/2000

TSRI

10550 N. Torrey Pines Road

Mail Stop BCC 379

La Jolla, CA 92037

Alta Partners VIII, L.P.

c/o Alta Partners Management VIII, LLC

One Embarcadero Center

37th Floor

San Francisco, CA 94111

Fax: (415) 362-6178

Attention: Finance

Polaris Venture Partners V, L.P.

Polaris Venture Partners Entrepreneurs’ Fund V, L.P.

Polaris Venture Partners Founders’ Fund V, L.P.

Polaris Venture Partners Special Founders’ Fund V, L.P.

1000 Winter Street

Suite 3350

Waltham, MA 02451

Fax: (781) 290-0880

Attention: Amir Nashat

Domain Partners VIII, L.P.

DP VIII Associates, L.P.

One Palmer Square, Suite 515

Princeton, NJ 08542

Attention: Lisa Kraeutler

Holder Names and Residence or Principal Place of Business

Imagene Co., Ltd.

13F GyeongGi Bio Center,

864-1, iui-dong, Yeongtong-gu, Suwon-city,

GyeongGi-do 443-270, Korea

Fax: 82-31-888-6735

Attention: Ms. Myeong-Hee Jo

Alexandria Equities, LLC

385 E. Colorado Boulevard

Suite 299

Pasadena, CA 91101

Fax: (626) 578-0770

Attention: Amanda Cashin or Silvia Chung

Franklin C. Salisbury, Jr.

Alexander Rich

Longfellow Venture Partners

Pelmea, LP

c/o George H. Conrades & Meredith Clark Shachoy

P.O. Box 380199

Cambridge, MA 02238

Fax: (617) 945-5009

Timothy J. Rink

John Mendlein, Ph.D.

Holder Names and Residence or Principal Place of Business

Howard & Denise Schwartz Tr dtd 1/12/89

The Socol Family Trust u/t/d 7/6/04

c/o Randy Socol

DLA Piper Venture Fund 2011, LLC

Attn: L. Burch or F. Hensley

6225 Smith Ave.

Baltimore, MD 21209-3600

Telephone: Laura Burch (410) 580-4159 or

            Fred Hensley (410) 580-4013

Facsimile: (410) 580-3001

E-mail: accounting-gcinvests@dlapiper.com

DLA Piper Venture Fund 2008, L.L.C.

Attn: L. Burch or F. Hensley

6225 Smith Ave.

Baltimore, MD 21209-3600

Telephone: Laura Burch (410) 580-4159 or

            Fred Hensley (410) 580-4013

Facsimile: (410) 580-3001

E-mail: accounting-gcinvests@dlapiper.com

Cyrus E. Rich

Zachary C. Rich

Josiah D. Rich FBO Nicholas J. Rich

Holder Names and Residence or Principal Place of Business

Josiah D. Rich FBO Nola J. Rich

Jessica J. Rich FBO Abraham W. Sturley

Jessica J. Rich FBO Rachel E.G. Sturley

Jessica J. Rich FBO Abigail Sturley

Katherine Schimmel

TSRI

10550 N. Torrey Pines Road

Mail Stop BCC 379

La Jolla, CA 92037

K. Leyla Schimmel

TSRI

10550 N. Torrey Pines Road

Mail Stop BCC 379

La Jolla, CA 92037

Sofinnova Venture Partners IX, L.P.

3000 Sand Hill Road, Bldg 4, Suite 250

Menlo Park, CA 94025

Baker Brothers Life Sciences, L.P.

c/o Baker Brothers Investments

667 Madison Ave., 21st Floor

New York, NY 10065

667, L.P.

c/o Baker Brothers Investments

667 Madison Ave., 21st Floor

New York, NY 10065

Deerfield Private Design Fund III, L.P.

787 Third Ave., 37th Floor

New York, NY 10017

Deerfield Special Situations Fund, L.P.

787 Third Ave., 37th Floor

New York, NY 10017

T. Rowe Price Health Sciences Fund, Inc.

c/o T. Rowe Price Associates, Inc.

100 E. Pratt St.

Baltimore, MD 21202

Attn: Matthew Dow, Vice President

Phone: 410-345-3468

E-mail: andrew_baek@troweprice.com

TD Mutual Funds – TD Health Sciences Fund

c/o T. Rowe Price Associates, Inc.

100 E. Pratt St.

Baltimore, MD 21202

Attn: Matthew Dow, Vice President

Phone: 410-345-3468

E-mail: andrew_baek@troweprice.com

VALIC Company I – Health Sciences Fund

c/o T. Rowe Price Associates, Inc.

100 E. Pratt St.

Baltimore, MD 21202

Attn: Matthew Dow, Vice President

Phone: 410-345-3468

E-mail: andrew_baek@troweprice.com

T. Rowe Price Health Sciences Portfolio

c/o T. Rowe Price Associates, Inc.

100 E. Pratt St.

Baltimore, MD 21202

Attn: Matthew Dow, Vice President

Phone: 410-345-3468

E-mail: andrew_baek@troweprice.com

John Hancock Variable Insurance Trust – Health Sciences Trust

c/o T. Rowe Price Associates, Inc.

100 E. Pratt St.

Baltimore, MD 21202

Attn: Matthew Dow, Vice President

Phone: 410-345-3468

E-mail: andrew_baek@troweprice.com

John Hancock Funds II – Health Sciences Fund

c/o T. Rowe Price Associates, Inc.

100 E. Pratt St.

Baltimore, MD 21202

Attn: Matthew Dow, Vice President

Phone: 410-345-3468

E-mail: andrew_baek@troweprice.com

T. Rowe Price New Horizons Fund, Inc.

c/o T. Rowe Price Associates, Inc.

100 E. Pratt St.

Baltimore, MD 21202

Attn: Matthew Dow, Vice President

Phone: 410-345-3468

E-mail: andrew_baek@troweprice.com

T. Rowe Price New Horizons Trust

c/o T. Rowe Price Associates, Inc.

100 E. Pratt St.

Baltimore, MD 21202

Attn: Matthew Dow, Vice President

Phone: 410-345-3468

E-mail: andrew_baek@troweprice.com

T. Rowe Price U.S. Equities Trust

c/o T. Rowe Price Associates, Inc.

100 E. Pratt St.

Baltimore, MD 21202

Attn: Matthew Dow, Vice President

Phone: 410-345-3468

E-mail: andrew_baek@troweprice.com

Marshfield Advisers, LLC

60 East South Temple Street, Suite 400

Salt Lake City, UT 84111

Attention: Scott Carman

Federated Kaufmann Fund

c/o Federated Equity Funds

5800 Corporate Drive

Pittsburgh, PA 15237

Federated Kaufmann Small Cap Fund

c/o Federated Equity Funds

5800 Corporate Drive

Pittsburgh, PA 15237

Federated Kaufmann Fund II

c/o Federated Equity Funds

5800 Corporate Drive

Pittsburgh, PA 15237

eCor1 Capital Fund, L.P.

c/o EcoR1 Capital, LLC

409 Illinois St.

San Francisco, CA 94158

eCor Capital Fund Qualified, L.P.

c/o EcoR1 Capital, LLC

409 Illinois St.

San Francisco, CA 94158

Series VIII, a series of Astrum Partners LLC

c/o Magnetar Capital LLC

1603 Orrington

Evanston, IL 60201

Rock Springs Capital Master Fund LP

c/o Rock Springs Capital

650 S. Exeter St., Suite 1070

Baltimore, MD 21202

Sphera Global Healthcare Master Fund

c/o Sphera Funds Management Ltd.

21 Ha’arba’ah St.

Tel Aviv, Israel 64739

John Clarke

DLA Piper Venture Fund 2013, LLC

Attn: L. Burch or F. Hensley

6225 Smith Ave.

Baltimore, MD 21209-3600

Telephone: Laura Burch (410) 580-4159 or

        Fred Hensley (410) 580-4013

Facsimile: (410) 580-3001

E-mail: accounting-gcinvests@dlapiper.com